Subsequent Events	3 Months Ended
Jun. 30, 2024
Disclosure Of Nonadjusting Events After Reporting Period Abstract
Subsequent Events [Text Block]

21. Subsequent Events

Subsequent to the end of the quarter the Company received loans totaling $250,000 from Koko Financial Services Inc. ("Koko") and CAD$675,000 from 0851433 B.C. Ltd. ("0851433"). Both Koko, a shareholder of the Company, and 0851433 are companies that are beneficially owned by the CEO and Chairman of GreenPower (Note 16).

Between July 8, 2024 and August 12, 2024, 85,536 stock options exercisable at a weighted average exercise price of CAD$10.55 per share were forfeited (Note 13).

On July 25, 2024, GreenPower signed a term sheet pursuant to which the lender will reduce the credit limit on the Company's Line of Credit to up to $7,400,000, with further reductions of $200,000 per month until the credit limit reaches $6,000,000 on January 25, 2025. In addition, the line of credit margin will increase from 2.0% to 2.25% (Note 10).